UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

January 27, 2026
Date of Report (Date of earliest event reported)

HOPE BANCORP INC
(Exact name of registrant as specified in its charter)

Delaware	000-50245	95-4849715
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3200 Wilshire Boulevard, Suite 1400
Los Angeles, California 90010
(Address of principal executives offices, including zip code)

(213) 639-1700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common Stock	,	par value $0.001 per share	HOPE	NASDAQ Global Select Market
(Title of class)			(Trading Symbol)	(Name of exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On January 27, 2026, Hope Bancorp, Inc. (“HOPE” or the “Company”) issued a news release concerning its results of operations and financial condition for the fourth quarter and full year ended and as of December 31, 2025. A copy of the January 27, 2026, news release is furnished as Exhibit 99.1 and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure

The Company previously announced that it will host an investor conference call on Tuesday, January 27, 2026, at 9:30 a.m. Pacific Time / 12:30 p.m. Eastern Time to review financial results for its fourth quarter and full year ended December 31, 2025. A presentation to accompany the conference call (“Earnings Presentation”), which contains certain historical and forward-looking information relating to the Company, has been made available at the Investor Relations section of Hope Bancorp’s website at www.ir-hopebancorp.com. A copy of the Earnings Presentation is furnished as Exhibit 99.2 and incorporated herein by reference.

The information furnished under Item 2.02, Item 7.01 and exhibits 99.1, and 99.2 under Item 9.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to liabilities under that Section, nor shall they be deemed incorporated by reference in any registration statement or other filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be set forth as a specific reference in such filing.

Item 8.01 Other Events.

On January 27, 2026, the Company issued a news release announcing that its Board of Directors declared a quarterly cash dividend of $0.14 per common share. The cash dividend is payable on or about February 20, 2026, to all stockholders of record as of the close of business on February 6, 2026. A copy of the January 27, 2026, news release is furnished as Exhibit 99.3 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	News release, dated January 27, 2026, concerning the results of operations and financial condition for the fourth quarter ended and as of December 31, 2025.
99.2	2025 Fourth Quarter Earnings Presentation, dated January 27 2026.
99.3	News release, dated January 27, 2026, announcing the declaration of a quarterly cash dividend.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOPE BANCORP, INC.

Date: January 27, 2026	By:	/s/ Kevin S. Kim
Kevin S. Kim
Chairman, President and Chief Executive Officer